Investor Day February 27, 2024

2 This investor presentation (including any information incorporated herein by reference) contains forward-looking statements within the meaning of such term in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF. Any statements about HTLF's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward- looking. Forward-looking statements may include information about possible or assumed future results of HTLF's operations or performance, and may be based upon beliefs, expectations and assumptions of HTLF's management. These forward-looking statements are generally identifiable by the use of words such as "believe," "expect," "anticipate," "plan," "intend," "estimate," "project," "may," "will," "would," "could," "should," "view," "opportunity," "potential," or other similar expressions. Although HTLF has made these statements based on management's experience and best estimate of future events, the ability of HTLF to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which HTLF currently believes could have a material adverse effect on its operations and future prospects are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of HTLF’s Annual Report on Form 10-K for the year ended December 31, 2023, include, among others: Economic and Market Conditions Risks, including risks related to the deterioration of the U.S. economy in general and/or in the local economies in which HTLF conducts its operations, volatility in the debt and equity markets, impairments of the value of our goodwill or tax assets, changes in tax laws, natural disasters, climate change and climate-related regulations, persistent inflation, interest rate fluctuation, recession, labor shortages, terrorist threats or geopolitical conflict; Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values due to borrower industry risks or climate and other risks, which may impact the provision for credit losses and net charge-offs; Liquidity and Interest Rate Risks, including unfavorable interest rate levels or rapid changes in interest rates, inability to meet our liquidity needs, loss of deposits, increased funding costs, and changes in the value of our investment; Operational Risks, including risks related to information systems, cybersecurity, third-party vendor, business interruption, cyber security incidents and fraud, internal controls, technology expense, loss of key personnel, new products; Strategic and External Risks, including risks related to the soundness of other financial institutions execution of our growth strategy, including acquisitions that we may make; Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions. However, there can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect HTLF’s business, financial condition and results of operations. Additionally, all statements in this investor presentation, including forward-looking statements, speak only as of the date they are made. HTLF does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect HTLF’s financial results, is included in HTLF’s filings with the Securities and Exchange Commission (the "SEC"). Safe Harbor

3 1:00 – 1:20 pm Welcome & Introduction Bruce Lee, CEO Shelley Reed, Corporate Strategy and Development, EVP 1:20 – 1:40 pm HTLF 3.0 Strategic Plan Robert Kahn, Chief Strategy Officer Chris Carmichael, Director of FP&A, SVP 1:40 – 2:00 pm Commercial Banking David Prince, Head of Commercial Banking, EVP 2:00 – 2:20 pm Treasury Payment Solutions Michelle Lance, Head of TPS, EVP 2:20 – 2:40 pm Break 2:40 – 3:00 pm Consumer Banking Lo Nestman, Head of Consumer Banking, EVP 3:00 – 3:20 pm Digital & Innovation Zach Hamilton, Chief Innovation and Digital Officer 3:20 – 3:40 pm Credit Nathan Jones, Chief Credit Officer 3:40 – 4:00 pm Financial Outlook Kevin Thompson, Chief Financial Officer 4:00 – 4:15 pm Closing Remarks & Q&A Agenda

Deborah Deters, Chief HR Officer 6 years in banking | 6 HTLF 4 HTLF Executive Team Deep History of Banking Experience Bruce Lee, CEO 44 years in banking | 9 with HTLF Kevin Thompson, CFO 26 years in banking | new strategic hire Nathan Jones, Chief Credit Officer 25 years in banking | 3 HTLF Mark Frank, Chief Operating Officer 48 years in banking | 4 HTLF Tamina O’Neill, Chief Risk Officer 33 years in banking | 4 HTLF Robert Kahn, Chief Strategy Officer 30 years in banking | new strategic hire Kevin Quinn, Chief Banking Officer 40 years in banking | 7 HTLF Zach Hamilton, Chief Innovation & Digital Officer 20 years in banking | new strategic hire Lo Nestman, Head of Consumer Banking 24 years in banking | 5 HTLF David Prince, Head of Commercial Banking 19 years in banking | 5 HTLF Jay Kim, General Counsel and Chief Administrative Officer 35 years in banking | 4 HTLF

5 Welcome & Introduction BRUCE LEE President and Chief Executive Officer

6 Together, we are HTLF. Values and Guiding Principles Integrity Always do the right thing. Be honest and open. Accountability Keep your promises, follow through and follow up. Community Engage your community and your team. Unlock the potential around you. Excellence Exceed expectations - every customer, every time HTLF Vision Statement We help our customers achieve their goals by delivering financial expertise and insights with best-in-class experiences, while actively contributing to the vitality of the communities where we live and work

7 What You Will Hear Today • HTLF has made significant strides toward evolving into a $20 billion asset bank with a consistent go to market strategy across our footprint • Added significant talent to the executive team • We have grown middle market banking to add expertise and teams to leverage our local leadership and drive organic growth • We have narrowed down our focus to servicing our target customer and enhancing the customer experience • We are investing and expanding 1) our middle market presence, 2) treasury management products and payments capabilities and 3) creating a digital platform • HTLF 3.0 is underway as we target becoming a top performing bank driven by revenue growth, realizing efficiencies and increasing return on assets through strategic capital allocation • Now is a good time to transition leadership as HTLF enters its next phase of growth

Living Our Mission

AMERICA'S BEST BANKS Forbes 2023

Named for the seventh consecutive year

ARIZONA BANK & TRUST

Best Place to Work (2023)

DUBUQUE BANK & TRUST

Best Places to Work (2023)

MINNESOTA BANK & TRUST

Top Place to Work (2023)

ROCKY MOUNTAIN BANK

Top Place to Work (2023)

WISCONSIN BANK & TRUST

Best Bank in Sheboygan County

~34,000
Volunteer Hours
Since 2012

$1M+
Donations and Sponsorships

~4,000
Trees Planted
One tree for every employee since 2022

$3B+
Small Business and Micro Loans

+1,900
Employees

42%
Female Board Members

6
DEI Employee Business Resource Groups


HTLF
IT'S
Diversity, Equity & Inclusion
2022
DEI ANNUAL REPORT

MISSION STATEMENT

Enriching lives one **customer**, **employee** and **community** at a time.

HTLF
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Together, We are HTLF. 9 $19.4B In Assets $11.9B In Loans $16.2B In Deposits $4.9B In AUM / AUA HTLF At A Glance $1.6B Market Cap 74% 11% 0.11% 11 Local Brands Local Leadership Local Decision Making Prudent Risk Management LTM Net Charge-off Ratio CET1 Loan to Deposit Ratio Note: As of 4Q 2023

10 HTLF Footprint Growth Markets Denver, CO 15 Branches $4.2B in Deposits Phoenix, AZ 8 Branches $1.5B in Deposits Kansas City, MO 6 Branches $753M in Deposits CA: Central Valley, Central Coast 7 Branches $1.0B in Deposits Minneapolis, MN 2 Branches $543M in Deposits Milwaukee, WI Madison, WI 5 Branches $752M in Deposits Denver Headquarters Dubuque Operation Center Announced sale of Rocky Mountain Bank (February 2024 9 Branches $363M Loans $594M Deposits) Note: Deposit data from S&P based on FDIC deposit data as of 6/30/23

0.76 0.57 2017 2023 65.4 59.1 2017 2023 0.83 1.01 2017 2023 11 Improving Financial Trends Adjusted ROAA1 (%) Adj Efficiency Ratio1 (%) NPAs / Assets (%) +17 (6.3) (0.19) 1. See appendix for reconciliation of non-GAAP financial measures

Shifting Focus to Organic Growth


Gross Loans, HFI
Total Assets
10%+ CAGR Asset and Loan Growth
Organic Growth
$1.8
$2.6
$12.1
$19.4
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
1 1 1 3 2 4 1 2 2 2 2
Number of M&A and Branch Purchase Transactions Closed
$2B+
Loan Growth

HTLF 12

Returning Dividends to Shareholders



40+ Years
Increased or Maintained Quarterly Dividend
15.3% Dividend CAGR
Disciplined Capital Management
$0.09
$0.59
$1.20
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

Note: Special dividends were paid at various times prior to 2019. For instance, quarterly dividends were flat in 2012 but there was a special dividend paid out in December. There were no special dividends paid in 2011 and 2013.

HTLF
13

14 The Journey HTLF 1.0 - Consortium of 11 Community Banks - Separate Bank Charters and Boards - Growth Through Acquisition - Asset Growth Focus - Inconsistent Legacy Products and Services - High Efficiency Ratio - $20 billion Regional Bank - Rebranded to HTLF - Launched Heartland Specialty Industries, Food & Ag, and Capital Markets - Emphasis on Fee Revenue Drivers - Organic Growth and Expense Focus - Relocated Headquarters to Denver - Consolidated Bank Charters and IT Systems - Improved Board Diversity HTLF 2.0 Deploy Capital More Efficiently to Drive Improved Earnings Per Share (EPS), Revenue and Tangible Common Equity (TCE) Focus Investments in Commercial Business Differentiate Through Quality of Talent, and Products and Services Innovate and Add Talent to Grow and Better Serve Customers Upgrade and Add Treasury Management and Digital Capabilities Reduce Expenses Through Improved Organizational Design and Increasing Span Of Control Review and Optimize Footprint HTLF 3.0

15 HTLF Takeaways Continued Shift to Organic Growth Prioritizing Strong Earnings and Return of Capital to Shareholders No Longer a Consortium of Community Banks HTLF 3.0 Currently Underway Improving & Diversifying Our Talent Pool HTLF 3.0 is underway as we target becoming a top performing bank driven by revenue growth, realizing efficiencies and increasing return on assets through strategic capital allocation.

16 HTLF 3.0 Strategic Plan ROBERT KAHN Chief Strategy Officer CHRIS CARMICHAEL Director of FP&A, SVP

17 Sale of MSR portfolio Partnered with 3rd party for retirement plan recordkeeping Sold insurance business Sold consumer credit card portfolio Charter Consolidation Complete Exited remaining mortgage origination business Sold/closed 19 branches & opened 6 new branches since 2021 The Foundation Has Been Set

18 HTLF 3.0 is our connected set of initiatives that we will execute to become a top- performing bank HTLF 3.0 3-Year Strategic Plan

19 HTLF 3.0 Strategic Transformation Target Customer: Focus on serving the needs of privately owned businesses, their owners, executives and employees, and mass affluent customers, in the communities we serve.Become a top performing bank with quality revenue growth, better efficiency, an improved return on assets Building Blocks Become a top performing bank with efficient capital allocation, quality revenue growth, better efficiency, and improved return on assets Targeted Investments Concentrate investments in Commercial business, with upgrades in treasury management and digital capabilities Differentiate through quality of talent, products and services, and customer experience Enhancing Efficiency Reduce expenses through improved organizational design, reduced complexity, increased span of control, and footprint optimization Deploy capital more efficiently and focus on core business and growth markets

20 HTLF 3.0 Initiatives Commercial Corporate / Other Consumer Talent Adds & Lift Outs Build out Treasury Management Product Suite Acquire or Build New Fee Income Business Launch Small Business Digital Bank Balance Sheet Strengthening Review Footprint to Maximize Return on Capital Accelerate Digital and Process Modernization Invest in Growth Markets Increase Management Span of Control Reduce Retail Expenses Through Branch Rationalization Launch Consumer Digital Bank Standardize Customer Experience Modernize Branch Delivery

HTLF 3.0 Actions In Motion

Commercial Banking

Talent

- ✓ Head of Division Commercial & Middle Market
- ✓ Treasury & Payments - National Sales Leader
- In-market Middle Market Bankers
- Division Commercial Banker upgrades
- Commercial Card and Treasury Management
- Expand expertise across footprint

Product Enhancement Digital / Delivery

Product

- Build out Treasury Management product suite & card capabilities
- Build or acquire new fee income business

Digital

- Small Business Digital Bank (Q1 '25)

Consumer Banking

Talent

- ✓ Centralized retail sales and management
- ✓ Increased span of control
- ✓ Head of Private Banking (PB)
- Private banking hires

Product Enhancement Digital / Delivery

Modernize

- ✓ Wealth customer portal - InvestCloud
- Reduce branch number / size
- Client alignment / segmentation

Digital

- Consumer Digital Bank (Q3'24)
- Digital Account Opening

Corporate / Other

Financial / Geographic Optimization

- ✓ Balance sheet repositioning
- ✓ Footprint optimization
- Align branch footprint to commercial / small business focus
- Invest in growth markets

Product Enhancement Digital / Delivery

Digital

- Improve Digital capabilities
- Process modernization
- Expand utilization of existing technology stack

HTLF 21

22 Focusing On Our Target Customer Investing And Developing Talent Modernize And Optimize Our Branch Footprint Engaging The Middle Market Segment Enhancing Our Payment Solutions Offerings Expand Digital Banking Technology HTLF 3.0 Takeaways

23 Focused Investments Investment Commercial Middle Market Specialized Industries Small Business Product: Treasury Management Commercial Card Capital Markets Consumer Retail Private Banking Enhance Efficiency Business Segment Analysis 1. Funds Transfer Pricing 2. Segment/Client cost allocations 3. Provision & Capital allocation aligned with Credit Risk models (CECL) Net Interest Margin Fee % of revenue Revenue growth Efficiency ratio Financial Tools to Drive Results Key Financial Drivers Return on Avg. Assets Risk Adjusted Return on Capital Shareholder Results Shareholder Value Added analysis

24 HTLF 3.0 Quality Earnings Roadmap Developed unique Line of Business segment strategies based on Shareholder Value Added analysis • Focus revenue growth on high return Commercial segments • 10%+ growth in Treasury Management, Commercial Card, and Capital Markets • Improve returns by moving low return segments to cost of capital hurdle • Revenue low single digit growth • Expense negative to flat growth HTLF 3.0 Financial Targets Line of Business Segment Focus HTLF 3.0 distinct capital allocation approach, drives quality earnings to achieve a 1.4%-1.5% ROAA Earnings Growth Cost of Capital Middle Market Retail Small Business Private Banking Specialized Industries Commercial

HTLF 3.0 Three Year Projections[1]

High single digit EPS Growth 6-8%
TCE increase 285-315bps

	2024	2025	2026
Loans / Deposits	6-8% / 5-7%	6-8% / 5-7%	6-8% / 5-7%
Balance Sheet	0-1%	0-1%	0-1%
Revenue	1-2%	5-6%	6-7%
Expense	(2)-0%	0-1%	0-1%
Provision	18-20%	8-10%	8-10%
Earnings Per Share	2%	8%	8-10%
Tangible Common to Assets[2]	+90-100bps	+95-105bps	+100-110bps

1. Projections assume a stable economic environment
2. AOCI decline aligned with investment decline
3. $9M noninterest income decline in 2024 from industry alignment to deposit service fees

Fund loan growth w/ client deposits
85% loan to deposits

Flat Balance sheet
Investment % to earning assets low 20's
Brokered deposit to 0%

Revenue growth 5-7%
Commercial double digit
Consumer low single digit
Noninterest income up 10%+ in Yr. 2 & 3[3] – TM, Commercial Card, Capital Markets & Wealth

Expense flat to 1%
$22M Investments –TM, Digital Bank, Commercial Talent
$20M cost savings – branch optimization, centralized sales support, back-office technology

Provision
Stable credit quality maintain ACL%
Allowance 6-7% to support loan growth
15bps charge offs

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26 HTLF 3.0 Strategic Targets 2026 Adjusted 20231 HTLF 3.0 3 Year Targets EPS Growth (5)% 6 - 8% Return on Average Assets 1.01% 1.40 - 1.50% Fee Income to Revenue 16.7% 22 - 25% Efficiency Ratio 59% 50 - 52% Tangible Common Equity to Assets 6.5% 9.5 - 10.0% Earnings Impact from HTLF 3.0 2024 2025 2026 1. See appendix for reconciliation of non-GAAP financial measures

27 DAVID PRINCE Head of Commercial Banking, EVP Commercial Banking

28 $10.8B $9.2B Commercial At A Glance Commercial Bank Value Customer acquisition through delivering financial expertise with industry experts and leading financial solutions Driving organic growth through high growth markets Investing in talent to deliver enhanced customer experiences with a challenger sales mindset that focuses on prospect and customer needs versus a product push Growing fee income with diversified products and services that assist businesses with managing cash flow and investments through every stage In Loans In Deposits Note: As of 4Q 2023 Note: Includes Business Banking 1,000+ New 2023 Clients 17%+ 3-Year Fee Income CAGR

Commercial Banking Growth

Delivering Organic Loan Growth through Commercial Expansion

Commercial Loan Balances ($B)



7%+ CAGR Loan Growth
$8.8
$0.7
$2.8
$5.3
$8.8
$0.8
$2.9
$5.1
$10.0
$0.9
$3.4
$5.7
$10.8
$0.9
$3.6
$6.3
2020
2021
2022
2023
C&I / CRE OO
CRE NOO / Construction
Agriculture

Diversified Non-Interest Revenue Growth through Expanded Product Offerings

Commercial Non-Interest Revenues ($M)



17%+ CAGR Non-Interest Revenue Growth
$40.2
$10.7
$13.9
$14.5
$47.4
$11.6
$15.2
$19.6
$64.5
$11.7
$11.5
$17.0
$24.3
$65.6
$9.3
$10.0
$18.8
$27.5
2020
2021
2022
2023
Card Income
Deposit Fees
Capital Markets
Other 1

1. Includes RPS, Merchant, and Loan Servicing Fees

Note: Includes Business Banking

HTLF

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30 Transitioning to HTLF 3.0 HTLF 3.0 Initiatives Head of Commercial & Middle Market In-Market Middle Market Bankers Division Commercial Bankers Food & Agribusiness, Healthcare Talent Across the Footprint Treasury Management Product Suite Commercial Card Capabilities Small Business Digital Bank Foundational Components HTLF 1.0 Accomplishments Specialized Industries Capital Markets Food & Agribusiness Q1 2020 Q3 2021 Q4 2021 Business Unit Expansion HTLF 2.0 Accomplishments Sales Process Established Portfolio Realignment SFDC/nCino Rollout Q2 2019 Q3 2019 Q1 2020

31 HTLF 3.0 Commercial Initiatives Division Banks Middle Market Specialized Industries Talent Adds and Lift Outs Managing Relationships • Risk Management • Deeper relationships via cross pollination of Wealth/Private Banking and Treasury Customer Experience Customer Acquisition • High Growth and Growth Markets • Digital Banking • Treasury management and commercial card expansion Customer Acquisition and Division Bank support Investment in six high growth markets • Denver • Phoenix • Minneapolis • Kansas City • Milwaukee/Madison • Central Valley/Central Coast, CA Customer Acquisition in high growth industries • Food and Agribusiness, expanded to include beverage • Corporate Healthcare • Institutional Commercial Real Estate • Franchise Treasury and Payment Product Suite

32 Commercial Sales Model Customer Commercial Banker Relationship Lead Loan Structure Treasury Management Depository Lead Cash Flow Management Card Solutions Solutions Consultant New Acquisition Account Manager Bolstering Relationships Retirement Plans Business Development Officer New Acquisition Relationship Manager Managing Relationships Capital Markets Investment Management Services Specialized Industries New Customer Acquisition with Specialized Expertise

33 Building Enhanced Commercial Capabilities Niche banking practices combined with knowledge and experience Capital Markets Interest Rate Derivatives: $7.7M Syndication Fees: $2.3M Seamless execution of larger and more complex transactions • Syndications • Derivative Products • International Trade Services • Foreign Exchange Treasury Payment Solutions Deposit Fees: $18.8M Card Interchange: $25.5M • Optimizing customer’s cash flow for increased efficiency and mitigating fraud risk • New: Expanding with HTLF 3.0 to National Leader Presence Commercial Banking Loans: $7.98B Deposits: $9.00B Delivering a full suite of innovative banking and finance solutions • Term Loans • Working Capital • Real Estate Lending Food and Agribusiness Loans: $599M Deposits: $94M Fully integrated specialist team with over 300 years of collective Food and Ag Banking experience • Enhanced ability to evaluate the client’s unique needs, risks, and mitigants Specialized Industries Loans: $1.76B Deposits: $139M Strong domain expertise in high growth industry sectors • Healthcare • Institutional CRE • Complex Commercial transactions • Acquisition Finance Note: As of 4Q 2023

34 Commercial Takeaways Investing & Developing Sales Talent Focus on Middle Market Segment Preferred Customer Type Holistic Relationship Approach Enhanced Treasury Management Products Suite

35 Treasury & Payment Solutions MICHELLE LANCE Head of Treasury and Payment Solutions, EVP

36 Treasury & Payment Solutions At a Glance 25 TM Solutions Offered $18.8M 4,400+ 24,000+ Treasury Management Solutions Small Business Customers Commercial Customers 2023 Fee Income Card Services 5 Card Products Offered $25.5M 1,800+ 3,000+ 2023 Interchange Income Commercial/Fleet Card Programs Small Business Card Programs Note: As of 4Q 2023

37 Treasury & Payment Solutions Strategy Scalable Solutions to meet the needs of our business clients Exceeding our clients’ expectations through seamless integration into accounting systems Focusing on increased client retention, revenue and deposit growth Delivering a consistent approach across the Bank Enhancing product capabilities TPS Vision

2025 & Beyond 38 Treasury & Payment Solutions Timeline Overview • TPS Leadership Team established by end of 2023 • Key Product Initiatives Launched between July - December • Continue executing TPS 3.0 Initiatives • Annual Pricing Review Cadence established • Industry vertical specialization of products offered to drive deposit growth and fee income • Commercial Card Flex Pay Launched in January • Implement Card Account Management Early Engagement Strategy in Q1’24 • Initiated the first TPS Annual Pricing Event in January • Billing and Pricing System to Launch in April 2024 Head of TPS joined HTLF HTLF 3.0 Initiatives Underway Roadmap Continues 2023

Treasury & Payment Solutions | *Delivering on Strategy*

Increasing Profitability

Treasury Management Pricing Review

January 2024 Executed the TPS Pricing Review. Changes to be more aligned with market and cover costs

Review of all TPS Pricing will be conducted on an annual cadence going forward

Anticipated 2024 Impact of >$2MM in Fee Income[1]

Enhancing Automation

Weiland Account Analysis System Implementation

Benefits:

Billing Automation

Discount & Waiver Mitigation

(Launch April 2024)

Anticipated Fee Income lift over 3 years of ~$2MM

1. Fee income is net of discounts and waivers.

HTLF 39

40 Treasury Management Product Suite Build Out • Wires • Integrated Payables • ACH Origination • Positive Pay (Check & ACH) • Cash Vault • Wholesale Lockbox • Remote Deposit Capture • Zero Balance Accounts • FDIC Insured Cash Sweep • Investment and Loan Sweeps • Online Banking • Information Reporting • Small Business Card • Commercial Cards • Fleet Cards • Merchant Services Current State 2023 Commercial Card Flex Pay • ERP Integration/API Connectivity • Healthcare Lockbox • Prefunded ACH • Return Deposited Item Imaging • Enhanced Online Banking Capabilities • Real Time Payments – Receive • Real Time Payments – Send • Payroll Card Future State 2024 & Beyond Additional Product Introductions and Enhancements

$15.2 $17.0 $18.8 $22.3 2021 2022 2023 2024 Target 41 Treasury Management | Generating Value Over the Long-Term Net Fee Income ($M) Impact from Treasury Management Pricing Review

$17.8 $23.0 $25.5 $31.0 2021 2022 2023 2024 Target 422/26/2024 Projected Interchange Income ($M) Commercial Card | Generating Value Over the Long-Term $1 Billion in Card Spend

43 Treasury & Payment Solutions Takeaways Investing and Developing Talent Build out Treasury Management Product Suite Focus on Depth of Product Per Customer Continued Focus on Small Business Customers Growth Targeted on Adding Commercial Customers

44 LO NESTMAN Head of Consumer Banking, EVP Consumer Banking

45 $1.3B $5.6B $4.9B 169,000+ Consumer At A Glance 64 HTLF’s Consumer Bank is focused on delivering HTLF 3.0 objectives A source of low-cost funding through growth in new and deepening of existing households with best-in-class customer experience provided by superior talent and a community- involved team Private Bank and Wealth teams are aligned with Commercial bankers to deepen relationships by providing business owners and executives with specialized solutions to meet their complex needs Align our Retail network to be strategically located and equipped to uncover and refer opportunities to our business partners in Business Banking, Commercial Banking, Private Banking, and Wealth Management In Loans In Deposits In AUM / AUA Clients Net Promoter Score Note: As of 4Q 2023

46 Retail Strategic Priorities ORGANIC GROWTH • Target opportunities with existing middle-market, small business and wealth customers • New households, non-time deposits, and core consumer loans • Prioritize income-generating sales activities (establishing a sales-oriented employee culture) • Optimize consumer organization to feed segments and channels with the strongest value proposition REDEFINE CUSTOMER EXPERIENCE • Reinforce Client First sales process • Strengthen branch employee sales-oriented culture centered on accountability • Align customers with the optimal service level that matches their needs • Uniform experience across footprint SEGMENTATION Clear segmentation – Retail, Executive Banking, Private Banking, Small Business Banking • Customer contact strategy set for each segment • Customer migration pathways ensure clients are aligned with proper service level

Expand Relationships Trusted Advisors Target existing Commercial & Wealth customers that don’t personally bank with us, while increasing share of wallet and primary deposits of current relationships Digital Bank Low-Cost Deposit Acquisition Build standalone digital bank to attract new deposits without physical branch requirement One Bank Approach Common Goal Build consistent strategy across 11 markets Community Outreach Driving Acquisition Proactively Maximize Bank at Work program to attract employees of commercial customers 47 Focused Approach to Growth

48 Retail Value Proposition Drive cross line of business revenue, deposits and new households through superior talent, customer experience and a community involved team. A branch network strategically located and equipped to support & funnel customers to Business Banking, Commercial Banking, Private Banking and Wealth Management. Engaged Employees Team members take ownership and participate in the client experience. Local Leadership Leaders are involved and visible in the community and empowered to make local decisions. Customer Experience Through Client First Sales, the customer is at the center of everything we do. Small Business Expertise Branch staff empowered to support needs of small business customers One Bank Approach Seamless approach and hand-off of any banking need. Retail team can identify and quarterback across lines of business on behalf of the customer. HTLF Customers

49 Retail: Leveraging the Span of Control • Same look and feel across division banks • Consistency in go to market strategy and approach • Retail employee career pathing – clear, consistent and engaging growth • Execution of Client First Sales Process • Consistency of segmentation and customer migration • Uniformity in customer contact and onboarding strategies • Standard definition of coaching and behavioral accountability • Equality of employee development and performance assessment UNIFORMITY CUSTOMER EXPERIENCE ACCOUNTABILITY

50 Private Bank as Key Growth Segment Impactful Solutions Goals-based financial planning Actively managed and fiduciary based investment management Customized credit and deposit solutions Complex estate planning and administration Private foundation and philanthropic consulting Succession strategy for business owners Who Are We Strengthened Leadership • Recent addition of Kevin Zimmermann as EVP, Director of Private Banking HTLF Private Wealth • Private Wealth managed $4.9B in AUM/AUA across the HTLF footprint • Retirement Plan Services to support Commercial Bank • Brokerage services to enhance financial planning and investment management to our Mass Affluent clients HTLF Private Bank • Over $1.5B in total Private Bank Deposit and Credit balances • 800+ clients Who We Serve Existing Commercial/Consumer Customers Business Owners Affluent and Ultra-Affluent Clients Institutions/Endowments/Not-For-Profits C-Suite clients with complex financial needs Fiduciary Based

51 $0.7B $1.8B 24,656 37 Small Business At A Glance Business Banking Initiatives: Business banking will drive low-cost deposit and fee income growth, while providing small business loans and establishing referrals to key business partners, deepening & adding relationships, making the customer the center of everything we do. Focused on deposit centric new business customer acquisition and deepening existing customer households with fee-based products. Referring business owners and employees to Retail, Private Banking and Bank at Work channels driving consumer deposits. Segmentation aligning Business Banking customers to the right sales and service channels while ensuring we have the right skills in front of the right clients to address complexity. Scaling SBA capabilities driving fee income while preserving capital by selling loans to secondary market buyers. Deliver on HTLF’s CRA and ESG initiatives. In Loans In Deposits Clients Sales Headcount Target Business Banking Customer: < $10M Annual Revenues < $2.5M Aggregate Credit Exposure Note: As of 4Q 2023

52 Consumer Takeaways Investing And Developing Talent Rethinking customer outreach – footprint / branch layout Benefits of adjusted Span of Control Expansion of Private Wealth Offerings Address Small Business Market

53 Digital & Innovation ZACH HAMILTON Chief Innovation and Digital Officer

Build once, leverage again Intentionally look for opportunities to extend capabilities across the organization to gain efficiencies. 54 Digital & Innovation | Guiding Principles We are a commercial bank Majority of our time, effort, and spend should be allocated to the areas that align with our strategy. Technology complements people Strategies and initiatives should capitalize, complement, and integrate with our greatest asset, our people. DIGITAL & INNOVATION FLYWHEEL Partnerships Change Management Talent Risk Management Infrastructure Outsized Growth Actionable Data & Analytics Digital Engagement Exceptional Customer Experience Compelling Products & Services Process Efficiencies Balance investment with priorities For areas or capabilities that are not a strategic focus, the investment should align with the priority. Understand changing risk profiles Expansion of less established FinTech providers requires flexible risk management practices.

55 Digital & Innovation | Strategic Enablers • Integrated HTLF 3.0 Change Management • Expansion of Agile Delivery for major initiatives • Execute Digital Maturity Roadmap & Organizational Scorecard Organizational Agility • Establish governance and oversight • Behavioral Biometrics • Leverage AI within existing platform solutions • Build and execute Artificial Intelligence Roadmap Artificial Intelligence • Incorporate Customer Journey Mapping into new capabilities • Redesign Account Opening and Onboarding • Expand usage of Process Automation capabilities Process Modernization • Continued expansion of data into Snowflake (EDW) • KPI and customer engagement dashboards across digital assets • Commercial / Treasury Digital ERP Integration Data Enablement • Build-out of Digital and Innovation team • Fintech partner’s platform interoperability • Development of Branding and Style Guide User Experience & Design

56 Initiative Spotlight | Consumer Digital Bank INITIATIVE SUMMARY Deliver an alternate digital-only channel for deposit acquisition through a High-Yield Savings Account targeting new markets within our existing state footprint with a planned launch in early Q3 2024. Objectives Alternate deposit-gathering channel Speed to Market Low Cost Infrastructure Products High-Yield Savings Account Potential Expansion to Money Market and CD BENEFITS • Reduces near-term dependency on wholesale funding and mitigates deposit run- off risk with Branch Rationalization efforts • Ability to ramp up/down based on liquidity needs through rate adjustments and marketing spend • Low cost, quick to market solution with hardened controls and protections to mitigate fraud risks • Introduce new, lower cost channel for deposit acquisition without branch dependency PRIMARY ENABLERS Organizational Agility Process Modernization Data Enablement

57 Initiative Spotlight | Small Business Digital Bank INITIATIVE VISION & OBJECTIVES Deliver an efficient and cost-effective banking model through iterative releases that delivers superior value to small business customers targeting adjacent markets within our existing footprint Clients Businesses <$2MM in revenue Exploring vertical specialization In-footprint, out of market Objectives Scalable, cost-effective delivery Innovation / Tech Enablement Established ‘right to win’ INTEREST CHECKING SAVINGS ACCOUNT NON-INTEREST CHECKING DEBIT CARD MONEY MOVEMENT ACH Origination Mobile Check Deposit External Acct-to-Acct Transfers Incoming Wire Transfers Transaction Monitoring AI-Enabled Behavioral Biometrics Accounting Software Integration Digital Insights and Advice FRAUD & ADVISORY MVP OFFERING Q1 2025 LAUNCH PRIMARY ENABLERS Organizational Agility Process Modernization Data Enablement Artificial Intelligence UX & Design

58 Digital & Innovation | Key Takeaways Enhancing Organizational Agility Driving Process Modernization Introducing Artificial Intelligence Continuing Data Enablement Focusing on User Experience & Design

Credit 59 NATHAN JONES Chief Credit Officer

NPAs / Assets LTM NCOs / Average Loans Delinquencies / Loans 60 0.57% 0.11% 0.09% Credit At A Glance HTLF’s Credit approach developed throughout HTLF 2.0 which lays the foundation for the success of HTLF 3.0 Investments in Credit Administration focused on overcoming known shortfalls in talent, credit hygiene, and analytics have proven highly successful to this point Future investments will further streamline credit processes, enhance analytics and ability to leverage data for more advanced quantitative capabilities, and further enable early action decisions that should further our current performance Note: As of 4Q 2023

Advanced Capabilities Improved Credit Competencies Built out new capabilities aligned with industry best practices: Construction loan management, Small Business Lending Center to centralize small loan underwriting, credit admin function focused on credit culture One Bank Approach Improve Collaboration Established joint approach to Credit leveraging leaders across the bank in establishing policy decisions and credit operational design and unified reporting to ensure alignment of metrics and performance Talent Density Enhanced Talent Up tiered Credit Officers and Portfolio Managers and built out new reporting and analytics team to drive advanced credit processes through experience and understanding of industry best practices 61 3 Pillars of Credit

62 Improved Credit Competencies 1) Expanded and Improved SBLC Capabilities 2) Improved Operational Execution and Organizational Alignment of PMs 3) Enhanced Credit Reporting and Analysis 4) Built out Quantitative Capabilities 5) Built out Advanced Portfolio Reviews and Risk Scaling Templates 6) Built out Credit Governance and Oversight Capabilities 7) Improved Overall Credit Hygiene

0.09% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Loans delinquent 30-89 days as a percent of total loans 63 Credit Performance - Delinquencies Delinquencies are down 73% from 2017-2019 pre covid avg Pre covid avg 0.35% 73% decrease

0.81% 0.48% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Ratio of nonperforming loans to total loans Ratio of nonperforming loans to total loans excluding single nonaccrual credit added in the fourth quarter 64 Credit Performance - NPLs Pre covid avg 1.02% 21% decrease 53% decrease Single credit that is well collateralized and holds $0 reserve NPLs are down 21% from 2017-2019 pre covid avg and down 53% if excluding single credit added in the fourth quarter

CRE Non-Owner Occupied Portfolio

CRE-NOO Loans ($M)



% of Total Loans
$1,921
$2,011
$2,331
$2,421
$2,531
$2,656
$2,554
19.2%
20.2%
20.4%
21.1%
21.6%
22.4%
21.2%
2020
2021
2022
1Q 23
2Q 23
3Q 23
4Q 23

Nonaccrual / Total CRE-NOO Loans (%)



0.35%
0.66%
0.50%
0.46%
0.56%
0.26%
0.01%
2020
2021
2022
1Q 23
2Q 23
3Q 23
4Q 23

Highlights

- 21.2% of Total Loan HFI portfolio
- Diversified across property and geography, by bank division
- Average Loan Balances:
  - Total Portfolio - $1.9 million
  - Top 20 Loans - $26.6 million
- 4.62 average years to maturity
- **0.01% nonaccrual**

Diversification (by Industry & Bank Division)



Retail 17%
Industrial Flex/Other 9%
Other 7%
Hospitality 15%
Logistics/Distribution 10%
Medical 13%
Multifamily 12%
Office 17%
KS/MO 6%
IA 5%
IL 10%
CA 10%
WI 5%
MT 3%
CO 22%
NM 11%
TX 9%
MN 8%
AZ 11%

HTLF

65

CRE Non-Owner Occupied Portfolio - Office

CRE-NOO Office Loans ($M)


% of Total Loans
$286
$315
$380
$425
$408
$426
$425
2.9%
3.2%
3.3%
3.7%
3.5%
3.6%
3.5%
2020
2021
2022
1Q 23
2Q 23
3Q 23
4Q 23

Nonaccrual / Total Office Loans (%)


0.90%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2020
2021
2022
1Q 23
2Q 23
3Q 23
4Q 23

1. LTV and the debt service coverage ratio is only calculated on commercial loans greater than $1 million

Highlights

- 3.5% of Total Loans HFI portfolio
- Diversified across geography, by bank division
- 3.5% of portfolio by balance / 2.7% of portfolio by exposure
- Average Portfolio Size
  - $1.5 million average loan size
  - Top 20 customers have a $11.5 million average loan size
- 57% Average LTV of portfolio at origination[1]
- 1.50 debt service coverage ratio at originaton[1]
- **0% nonaccrual**

CRE-NOO Office Loans > $1 million (Collateral State)


CA 10%
AZ 5%
WI 1%
TX 5%
NM 5%
NE 3%
MT 2%
MN 26%
KS 7%
IL 2%
IA 3%
CO 31%

HTLF
66

Agriculture Portfolio

Agriculture Loans ($M)



% of Total Loans
$715
$754
$921
$810
$840
$842
$919
7.1%
7.6%
8.1%
7.0%
7.2%
7.1%
7.6%
2020
2021
2022
1Q 23
2Q 23
3Q 23
4Q 23

Nonaccrual / Total Agriculture Loans (%)



3.61%
2.09%
0.68%
0.89%
1.14%
1.13%
1.01%
2020
2021
2022
1Q 23
2Q 23
3Q 23
4Q 23

Highlights

- 7.6% of Total Loan HFI portfolio
- Diversified across Commodity and Geography
- Granular portfolio - $400 thousand average loan size
- 1.01% nonaccrual
- Crop ins. is required on exposures >$500,000

Geographic Diversification (by Bank Division)



Dairy Cattle and Milk Production 10%
Wheat Farming 4%
Hog and Pig Farming 1%
Cotton Farming 10%
Other Farming 30%
Corn and Soybeans 24%
Beef Production 21%
TX 19%
WI 15%
IA 8%
NM 7%
MT 12%
CA 29%
Other HTLF Markets 6%
KS/MO 4%

HTLF 67

68 Credit Takeaways Enhanced collaboration and alignment with LOB Investing And Developing Talent Enhanced credit reporting and analytics Built out new capabilities aligned with industry best practices Future Credit investments to further streamline credit processes

69 Financial Outlook Kevin Thompson Chief Financial Officer

70 11.2% 9.9% 11.3% 15.3% HTLF Financials At A Glance 5.2% HTLF’s FINANCE COMMENTARY Quality Balance Sheet growth Strong funding and liquidity diversity Improving operating leverage Disciplined capital management Active interest rate management 5-Year CAGR Assets Growth 5-Year CAGR Loans Growth 5-Year CAGR Deposits Growth 5-Year CAGR Dividend Growth 5-Year CAGR EPS Growth1 Note: As of 4Q 2023 1. See appendix for reconciliation of non-GAAP financial measures

Public Admin 10% Health Care 9% Construction 10% Real Estate Rental 7% Non-Profit 8% Finance 6% Education 7% Prof. Services 6% Manufacturing 7% Retail Trade 3% Wholesale Trade 4% Other 23% 71 Diversified Deposit Base Deposit Funding Commercial Customer Diversification Non Interest Bearing 28% Interest Bearing Checking 29% Savings 7% Money Market 16% Time 12% Total Wholesale/ Institutional Deposits 8% Geographic Diversification (by Bank Division) TX 11% NM 14% CO 11% IA 7% IL 10% AZ 9% WI 8% KS/MO 6% CA 6% MN 3% MT 4% Other 11% $16.2B Total Deposit Composition 4Q 23 3Q 23 Interest Bearing 2.27% 2.01% Customer Non-Time 1.52% 1.26% Customer Time 3.80% 3.47% Customer Deposits 1.74% 1.52% Non-Customer Deposits1 5.12% 5.14% Total Deposits 2.09% 2.10% Uninsured Deposits 39% 36% Interest Bearing Cycle Beta 51% 50%1. Non-Customer Deposits include Wholesale deposits, Institutional deposits, and Brokered CDs

72 Strong Liquidity Profile Collateralized borrowing capacity of $2.6 billion Principal cash flow from portfolio of ~$751 million over the next 12 months, as of 12/31/23 Total unencumbered AFS securities as of 12/31 is $1.9 billion to allow for flexibility in balance sheet management 12/31 Sources of Liquidity ($M) Type Outstandings Available FRB Window $ - $ 1,378.9 Fed BTFP - 545.5 FHLB Advances 521.2 629.9 Total Securitized 521.2 2,554.3 Federal Funds Purchased - 265.0 Wholesale / Brokered CDs1 1,162.6 2,697.9 Total Unsecuritized 1,162.6 2,962.9 Total $ 1,683.8 $ 5,517.2 On-Balance Sheet Cash & Equivalents $ 323.0 AFS securities, unencumbered 1,892.2 Total On-Balance Sheet $ 2,215.2 Liquidity Metrics 9/30/2023 12/31/2023 Cash + AFS / Assets 29.0% 25.6% Loans / Deposits 69.4% 74.5% Loans / Customer Deposits 80.2% 81.2% Investments / Assets 31.8% 28.7% Total Borrowings / Assets 3.8% 5.1% 1. Brokered availability based on internal limit

Diversified Loan Portfolio

Loan Composition by Product Type



C&I 30%
CRE-OO 22%
Yield: 6.49%[1]
CRE-NOO 21%
CONS 4%
RESI 7%
CONST 8%
AG 8%

Geographic Diversification (by Bank Division)



IL 9%
AZ 13%
IA 8%
WI 10%
KS/MO 5%
CO 16%
CA 8%
NM 8%
MN 6%
MT 4%
TX 13%

Commercial Customer Diversification ($M)



46%
48%
48%
50%
50%
52%
$3,409
$1,274
$2,135
$4,004
$1,473
$2,531
$4,311
$1,776
$2,535
$4,885
$2,240
$2,645
$5,729
$2,265
$3,464
$6,290
$2,638
$3,652
2018
2019
2020
2021
2022
2023
C&I
CRE-OO
% of Total Loans ex PPP

New Commercial Relationships



303
327
313
269
234
$296.0
$228.9
$210.3
$51.1
$214.3
$47.6
$253.4
$95.0
$196.1
$54.0
4Q 22
1Q 23
2Q 23
3Q 23
4Q 23
Loan Bal.
Deposit Bal.
New Relationships

1. Based on average loans QTD as of December 31, 2023 and includes AFS loans and nonaccrual loans; includes purchase accounting of 0.02%

HTLF
73

Strong Capital Position

TCE / TA[1] (%)



8.51
7.80
7.83
5.21
6.53
2019
2020
2021
2022
2023

Commercial Tier 1 Leverage Ratio (%)



10.10
9.02
8.57
9.13
9.44
5.00
2019
2020
2021
2022
2023

CET1 Ratio (%)



10.88
10.92
11.53
11.07
10.97
6.50
2019
2020
2021
2022
2023

Total Risk Based Capital Ratio (%)



13.75
14.71
15.90
14.76
14.53
10.00
2019
2020
2021
2022
2023

Note: Lines depict well capitalized bank levels
1. See appendix for reconciliation of non-GAAP financial measures

HTLF 74

Improving NIM Trends



Annualized NIM FTE[1]
3.65%
3.40%
3.23%
3.18%
3.52%
3.37%
3.33%
4Q22
1Q23
2Q23
3Q23
4Q23
2022
2023



NIM FTE[1] Trends (%)
5.21%
5.56%
5.91%
6.21%
6.49%
3.65%
3.45%
3.67%
3.86%
3.78%
4.20%
3.52%
3.40%
3.24%
3.18%
2.09%
0.74%
1.32%
1.86%
2.10%
4Q22
1Q23
2Q23
3Q23
4Q23
NIM FTE
Yield on Loans
Yield on Securities
Cost of Deposits

1. See appendix for reconciliation of non-GAAP financial measures

HTLF 75

Improving Operating Leverage



Adjusted Revenues[1]
Adjusted Expenses[1]
$549.9
$349.2
$612.0
$371.0
$689.5
$431.8
$726.5
$443.4
$721.9
$431.5
2019
2020
2021
2022
2023

	2019	2020	2021	2022	2023
GAAP PPNR	$200.8	$241.1	$257.7	$283.1	$118.5
Adjusted PPNR[2]	$200.8	$241.1	$257.7	$283.1	$290.4

1. See appendix for reconciliation of non-GAAP financial measures
2. Adjusted PPNR uses both Adjusted Noninterest Income and Adjusted Noninterest Expense, see appendix for reconciliation of non-GAAP financial measures

HTLF 76

10.1 11.0 2017 2023 CET1 Capital (%) 0.76 0.57 2017 2023 NPAs/Assets (%) 65.4 59.1 2017 2023 Adj. Efficiency Ratio (%) 0.83 1.01 2017 2023 Adjusted ROAA (%) 9.8 19.4 2017 2023 Assets ($M) • Sold/closed 19 branches & opened 6 new branches since 2021 • Reduced FTE by 13% since 2021 • Eliminated $33 million of expense base • Invested $7 million in: • Finance and data analytics • Credit enhancements to support commercial strategy • Industry expansion in commercial middle market, food and ag, and wealth management • Deleveraged balance sheet with bond sale • Divested of underperforming businesses (SFR, MSR, consumer credit card, insurance) 77 HTLF’s Transformation Since HTLF 1.0 11 1. See appendix for reconciliation of non-GAAP financial measures

Investment in Quality Earnings Growth • Actions Completed • Exit of single-family mortgage business and sale of MSR portfolio • Sold consumer credit card portfolio • Sold insurance business • Actions in Process • Treasury management upgrades • Digital strategy to modernize delivery solutions and products • Differentiate through quality of talent, products & services, and customer experience • Acquire or build new fee income businesses Maximizing Returns • Actions Completed • Balance sheet repositioning • Sold/closed 19 branches & opened 6 new branches since 2021 • Announced sale of Montana franchise • Actions in Process • Footprint and geographic optimization • Align branch footprint to commercial and small business focus • Focus on customer acquisition with full banking relationship 78 HTLF 3.0 Next Phase Enhancing Efficiency • Actions Completed • Centralized retail management • Consolidated banking charters • Outsourced retirement plan recordkeeping • Reduced FTE by 13% since 2021 • Actions in Process • Footprint and geographic optimization • Align branch footprint to commercial and small business focus • Focus on customer acquisition with full banking relationship

79 Momentum is Expected to Continue in 2024 FY 2024 vs FY 2023 (Assummes no changes in economic environment) Loan Growth Deposit Growth 6-8% growth, principally in the commercial portfolio 5-7% growth, to fund loan growth, with strong commercial and some consumer Securities amortization (cashflow) to pay down wholesale deposits Net Interest Margin Credit Quality Stable at ~3.50%, assuming stable interest rate environment Full year provision for credit losses expected to increase modestly Noninterest Income1 Noninterest Expense Core income flat with growth in Treasury Management and card fees, offset by both lower consumer and small business NSF/OD fees and exit of mortgage banking business Core expenses down ~2% with lower occupancy, marketing, legal, and operational expenses, offset by performance comp and technology investments Tax Capital Effective tax rate of ~24%, excluding discrete items (i.e. new tax credits) Earnings accretion and securities amortization expected to increase all capital ratios, with CET1 approaching 11.5-12% by year end 1. Noninterest Income excludes security gains/losses

80 HTLF 3.0 Strategic Targets 2026 Adjusted 20231 HTLF 3.0 3 Year Targets EPS Growth (5)% 6 - 8% Return on Average Assets 1.01% 1.40 - 1.50% Fee Income to Revenue 16.7% 22 - 25% Efficiency Ratio 59% 50 - 52% Tangible Common Equity to Assets 6.5% 9.5 - 10.0% Earnings Impact from HTLF 3.0 2024 2025 2026 1. See appendix for reconciliation of non-GAAP financial measures

81 Financial Takeaways Diversified deposit and loan portfolio Strong liquidity and capital positions Sustained momentum of profitability HTLF 3.0: become a top performing bank with: Quality revenue growth Better efficiency Improved return on assets and capital allocation

82 Closing Remarks Q&A

83 HTLF Investment Thesis Execution of HTLF 3.0 offers opportunity to improve stock valuation relative to peer banks Named for the seventh consecutive year Current Valuation Metrics * 116% 7.3x Price / 2024 Earnings Price / Tangible Book Value * S&P Global as of February 23, 2024. Focused on building shareholder value Talented management team with decades of experience Strong momentum in improving efficiency and overall profitability High quality and diverse deposit franchise Strong credit culture in all economic cycles Robust capital and liquidity positions

84 Together, we are HTLF.

85 Appendix

Non-GAAP Reconciliations

	FY 2023	FY 2022	FY 2021	FY 2020	FY 2019
Reconciliation of Tangible Common Equity Ratio (non-GAAP)					
Total assets (GAAP)	$ 19,411,707	$ 20,244,228	$ 19,274,949	$ 17,908,339	$ 13,209,597
Less goodwill	576,005	576,005	576,005	576,005	446,345
Less core deposit and customer relationship intangibles, net	18,415	25,154	32,988	42,383	48,688
Total tangible assets (non-GAAP)	$ 18,817,287	$ 19,643,069	18,665,556	$ 17,289,951	$ 12,714,564
Tangible common equity ratio (non-GAAP)	6.53%	5.21%	7.84%	7.81%	8.52%

	4Q23	3Q23	2Q23	1Q23	4Q22	FY 2023	FY 2022
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)							
Net Interest Income (GAAP)	$ 156,137	$ 145,756	$ 147,132	$ 152,212	$ 165,220	$ 601,237	$ 598,236
Plus tax-equivalent adjustment[1]	2,058	2,152	2,136	2,209	2,152	8,555	8,399
Net interest income, fully tax-equivalent (non-GAAP)	$ 158,195	$ 147,908	$ 149,268	$ 154,421	$ 167,372	$ 609,792	$ 606,635
Average earning assets	$ 17,853,957	$ 18,439,010	$ 18,523,552	$ 18,392,649	$ 18,175,838	$ 18,301,190	$ 18,021,134
Annualized net interest margin (GAAP)	3.47%	3.14%	3.19%	3.36%	3.61%	3.29%	3.32%
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.52%	3.18%	3.23%	3.40%	3.65%	3.33%	3.37%
Purchase accounting discount amortization on loans included in annualized net interest margin	0.02%	0.01%	0.03%	0.02%	0.03%	0.02%	0.04%

1. Computed on a tax-equivalent basis using an effective tax rate of 21%.

HTLF

86

87 Non-GAAP Reconciliations FY 2023 FY 2022 FY 2021 FY 2020 Reconciliation of Non-GAAP Measure-Efficiency Ratio Net interest income (GAAP) $ 601,237 $ 598,236 $ 560,560 $ 491,729 Tax-equivalent adjustment1 8,555 8,399 7,212 5,466 Fully tax-equivalent net interest income 609,792 606,635 567,772 497,195 Noninterest income (20,926) 128,264 128,935 120,291 Plus: Securities (gains)/losses, net 141,539 425 (5,910) (7,793) Unrealized (gain) loss on equity securities, net (240) 622 (58) (640) Gain on extinguishment of debt — — — — Valuation adjustment on servicing rights — (1,658) (1,088) 1,778 Adjusted noninterest income 120,373 127,653 121,879 113,636 Adjusted revenue fully tax-equivalent (non-GAAP) $ 730,165 $ 734,288 $ 689,651 $ 610,831 Total noninterest expenses (GAAP) 461,827 443,377 431,812 370,963 Less: Core deposit and customer relationship intangibles amortization 6,739 7,834 9,395 7,834 Partnership investment in tax credit projects 5,401 5,040 6,303 5,040 (Gain) loss on sales/valuations of assets, net (77) (1,047) 588 5,101 Restructuring expenses 10,359 7,586 5,331 5,381 FDIC special assessment 8,145 — — — Core (adjusted) expenses (non-GAAP) $ 431,260 $ 423,964 $ 410,195 $ 346,010 Efficiency ratio (GAAP) 79.58% 61.03% 62.63% 60.61% Adjusted efficiency ratio, fully tax-equivalent (non-GAAP) 59.06% 57.74% 59.48% 56.65% 1. Computed on a tax-equivalent basis using an effective tax rate of 21%.

88 Non-GAAP Reconciliations 4Q23 FY 2023 Reconciliation of Adjusted Earnings Net Income/(loss) $ (70,363) $ 79,920 Loss from sale of securities 140,007 141,539 (Gain) loss on sales/valuation of assets, net 2,072 (77) Acquisition, integration and restructuring costs 4,365 10,359 FDIC special assessment 8,145 8,145 Total adjustments 154,589 159,966 Tax effect of adjustments1 (36,638) (37,912) Adjusted earnings $ 47,588 $ 201,974 Preferred dividends (2,012) (8,050) Adjusted earnings available to common stockholders $ 45,576 $ 193,924 Core deposit and customer relationship intangibles amortization, net of tax1 1,229 5,142 Earnings available to common stockholders excluding intangible amortization 46,805 199,066 Reconciliation of Adjusted Diluted EPS Adjusted earnings available to common stockholders $ 45,576 $ 193,924 Common shares outstanding, net of treasury stock 42,838,405 42,791,795 Adjusted EPS (Non-GAAP) $ 1.06 $ 4.53 Reconciliation of Adjusted Return on Average Assets Adjusted earnings $ 47,588 $ 201,974 Average assets 19,667,825 20,053,004 Annualized adjusted return on average assets (non-GAAP) 0.96% 1.01% Reconciliation of Tangible Book Value Per Common Share (non-GAAP) Common stockholders' equity (GAAP) $ 1,822,412 Less goodwill 576,005 Less core deposit and customer relationship intangibles, net 18,415 Tangible common stockholders' equity (non-GAAP) $ 1,227,992 Common shares outstanding, net of treasury stock 42,688,008 Common stockholders' equity (book value) per share (GAAP) $ 42.69 Tangible book value per common share (non-GAAP) $ 28.77 1. Tax effect is calculated based on the respective periods’ year-to-date effective tax rate excluding the impact of discrete items.